                                                                   EXHIBIT 10.99

            EXECUTIVE INCENTIVE PLAN -- CORPORATE, AS OF MAY 31, 2006

                           PARTICIPANT NAME:
                           TIER: TIER 1
                           EMPLOYEE NUMBER:
                           ANNUAL BASE SALARY:
                           PLAN EFFECTIVE DATE: APRIL 1, 20XX

PURPOSE
The purpose of the Executive Incentive Plan (the "Plan") is to motivate Participants to achieve the annual business plan while positioning the Company for long-term results, and to provide an opportunity to share in the Company's success. The Plan is composed of two parts: an Annual Incentive and a Long-Term Incentive. The Long-Term Incentive includes both a Performance Cash Award and a Non-Qualified Stock Option Plan.

ADMINISTRATION
This Plan is administered by the Compensation Committee of the Board of Directors ("Committee"). The decision to make payouts under this Plan is at the Committee's discretion, subject to Board approval.

PARTICIPANT ELIGIBILITY
This Plan, effective April 1, 20XX, through March 31, 20XX, supersedes all prior company incentive plans or arrangements. Participation is limited to pre-identified members of management or other key employees. Senior management must evaluate Participant's work performance and the overall performance of the organization as satisfactory for the Participant to be eligible for incentive awards under this Plan.

The Worldwide Company Revenue and EPS Performance Targets will not be prorated for partial time in position. Participants who become eligible for the Plan after April 1, 20XX, will have any earned awards prorated from the beginning of the month following eligibility for the Plan. Stock option eligibility will become effective at the start of the next fiscal year.

Participants who transfer out of the Plan to another Compuware position after April 1, 20XX, will be eligible to earn a prorated award based on the number of full months of participation.


                               I. ANNUAL INCENTIVE
        THE PARTICIPANT IS ELIGIBLE FOR AN ANNUAL INCENTIVE AWARD EQUAL
        TO X% OF BASE SALARY (AS OF JUNE 1, 20XX) AT TARGET. THE ANNUAL
         INCENTIVE AWARD IS BASED ON THE WORLDWIDE COMPANY REVENUE AND
              COMPANY EARNINGS PER SHARE "EPS" ATTAINMENT LEVELS.

     The following schedule presents the targets for each performance category, percentage of payout and the Annual Incentive Award. Each performance category is independent of the other(s). Award amounts will be pro-rated between performance levels:


        %           WORLDWIDE COMPANY
     PAYOUT             REVENUE                   AWARD                  EPS                  AWARD
                          USD
     -----------------------------------------------------------------------------------------------------------
         50%               $X                      $X                     X                     $X
     -----------------------------------------------------------------------------------------------------------
        100%               $X                      $X                     X                     $X
     -----------------------------------------------------------------------------------------------------------
        150%               $X                      $X                     X                     $X
     -----------------------------------------------------------------------------------------------------------

     The Annual Incentive Award will be paid as soon as administratively practical following the close of the fiscal year.

                            II. Long-Term Incentive
                       A. Long-Term Performance Cash Award

     The Participant is also eligible for a Long-Term Performance Cash Award equal to X% of base salary (as of June 1, 20XX) at target. The Long-Term Performance Cash Award is based upon performance consistent with the performance measurements used to calculate the Annual Incentive award.

     No portion of this award is earned or payable until the end of the second year following the year the performance is measured and achieved (called the "Base Year"), and is subject to forfeiture if the Participant is not employed at the time the award is payable (see Termination of Employment section).

     The following schedule presents the targets for each performance category, percentage of payout and the Long-Term Performance Cash Award. Each performance category is independent of the other(s). Award amounts will be pro-rated between performance levels:


       %             WORLDWIDE COMPANY
     PAYOUT              REVENUE
                           USD                     AWARD                  EPS                 AWARD
     ---------------------------------------------------------------------------------------------------------
        50%                 $X                       $X                    X                    $X
     ---------------------------------------------------------------------------------------------------------
        100%                $X                       $X                    X                    $X
     ---------------------------------------------------------------------------------------------------------
        150%                $X                       $X                    X                    $X
     ---------------------------------------------------------------------------------------------------------

     The Long-Term Performance Cash Award will be paid as soon as administratively practical following the close of the second fiscal year following the completion of the Base Year.

     B.  NON-QUALIFIED STOCK OPTIONS (NQSOS)
     At the beginning of the Plan year, each Participant will also receive a number of Non-Qualified Stock Options (NQSOs) in an amount equal to X% of his/her base salary (as of June 1, 20XX) divided by 5. The actual number of stock options granted to you is X and may be adjusted as a result of future stock splits that may occur. The ultimate value of the stock options will depend upon the performance of the company stock over the option term as well as when the options are exercised.

     The FYXX option grant will be at the strike price of $X as determined by the average of the high and low price of Compuware stock on the market date immediately preceding the grant date as directed by the Compensation Committee. The specific terms and conditions of the stock option grant will be set forth in a Stock Option Plan and a Stock Option Agreement that you will receive separately.

TERMINATION OF EMPLOYMENT
In the event that Compuware or the Participant voluntarily or involuntarily terminates the employment of the Participant prior to the payment of the Annual Incentive award or, under the Long-Term Performance Cash Award prior to the end of the Base Year, the Participant will not receive any portion of the Annual Incentive award or the Long-Term Performance Cash Award.

If, under the Long-Term Performance Cash Award, the Participant terminates employment before payout of the award but after the end of the Base Year, no portion of the Long-Term Performance Cash Award will be paid unless the termination is due to retirement, death, total disability, or reduction in force. The Senior Vice-President of Human Resources will have the responsibility to interpret this provision for determining eligibility for payout.

Entitlement to or vesting of option grants, if any, in connection with termination of employment will be governed by the applicable Stock Option Plan and Stock Option Agreement.

EXTRAORDINARY ITEMS

The Committee has the discretion to include or exclude any extraordinary items (i.e. acquisitions, divestitures, significant changes in accounting, etc.) in the calculation of the Company's performance as it applies to the Performance Award.

The appropriate crediting for each transaction will be determined based on United States Generally Accepted Account Principles ("US GAAP"). Any questions will be resolved by the Finance department.

GENERAL
The Plan, together with any subsequent correspondence issued by the Committee, shall constitute the entire agreement between Compuware and the Participant and supersedes all contradictory terms, representations or claims, whether written or oral. Awards will be paid only if the Participant signs a copy of the Plan and returns it to Compuware. Compuware reserves the right to change or discontinue this Plan for business or economic reasons at any time without prior notice. Nothing in the Plan is intended to confer upon the Participant any right to continued employment.

If any dispute arises concerning payments to the Participant under the terms of this Plan, the Participant agrees not to initiate legal action until he or she has first presented such concerns directly to the Committee in writing, and until the Committee has a reasonable time in which to review and address those concerns. No legal action arising out of this Plan may be brought by either party more than one year after the cause of action has occurred. This Plan shall be construed, interpreted, and governed by the laws of (country). In the event of legal action, the prevailing party shall be entitled to receive from the opposing party the costs incurred in such legal action, including but not limited to reasonable attorney's fees.



ACCEPTED:


--------------------------------------------------------------------------------
                                                 Date


--------------------------------------------------------------------------------
                                                 Date